SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|
Check the appropriate box:

[ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the
[ ] Definitive Proxy Statement              Commission Only (as permitted by
[ ] Definitive Additional Materials         Rule 14a 6(e)(2))
[X] Soliciting Material Pursuant
    to Section 240.14a-11(c) or
    Section 240.14a-12

                           ICN PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                          Iridian Asset Management LLC
                                      and
                         Franklin Mutual Advisers, LLC
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)
               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

        ---------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------------

    (5) Total fee paid:

        ---------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

    -------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    -------------------------------------------------------------------

    (3) Filing Party:

    -------------------------------------------------------------------

    (4) Date Filed:

    -------------------------------------------------------------------

         Iridian Asset Management LLC and Franklin Mutual Advisers, LLC

                     Information Concerning the Participants

The following persons may be deemed "participants" (as defined in the proxy rules promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) in the solicitation of proxies by Iridian Asset Management LLC ("Iridian") and Franklin Mutual Advisers, LLC ("FMA") with respect to the 2002 annual meeting of ICN Pharmaceuticals, Inc. (the "Company").

o Iridian Asset Management LLC. Iridian is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, and its principal business is managing a number of accounts containing securities over which Iridian has voting and dispositive power. Iridian is the beneficial owner of 4,714,557 shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"). Iridian may also be deemed to beneficially own all securities of the Company owned beneficially by David L. Cohen, Harold J. Levy or FMA. Other than its interest as a stockholder of the Company, Iridian has no direct or indirect interest in any matter to be acted upon at the Company's 2002 annual meeting.

o David L. Cohen and Harold J. Levy. David L. Cohen and Harold J. Levy are each Principals of Iridian. Neither of Messrs. Cohen and Levy is the direct owner of any shares of Common Stock but each of them is the beneficial owner of 4,807,557 shares of Common Stock (which includes 4,714,557 shares of Common Stock beneficially owned by Iridian). Each of Messrs. Cohen and Levy may also be deemed to beneficially own all securities of the Company owned beneficially by Iridian or FMA. Other than their interests as stockholders of the Company, neither Mr. Cohen nor Mr. Levy has a direct or indirect interest in any matter to be acted upon at the Company's 2002 annual meeting.

o Jeffrey M. Elliott. Jeffrey M. Elliott is Executive Vice President and Chief Operating Officer of Iridian. Mr. Elliott is not the direct owner of any shares of Common Stock but, by virtue of his position as an officer of Iridian, may be deemed to be the beneficial owner of all securities of the Company beneficially owned by Iridian. Other than his interest as a stockholder of the Company, Mr. Elliott has no direct or indirect interest in any matter to be acted upon at the Company's 2002 annual meeting.

o Franklin Mutual Advisers, LLC. FMA is an investment adviser registered with the SEC and investment adviser to the Franklin Mutual Series Fund Inc. FMA is the beneficial owner of 2,978,573 shares of Common Stock of the Company. FMA may also be deemed to beneficially own all securities of the Company owned beneficially by Iridian, David L. Cohen or Harold J. Levy. Other than its interest as a stockholder of the Company, FMA has no direct or indirect interest in any matter to be acted upon at the Company's 2002 annual meeting.

o David Winters. David Winters is the President of FMA. Mr. Winters is not the direct owner of any shares of Common Stock but, by virtue of his position as an officer of FMA, may be deemed to be the beneficial owner of all securities of the Company beneficially owned by FMA. Other than his interest as a stockholder of the Company, Mr. Winters has no direct or indirect interest in any matter to be acted upon at the Company's 2002 annual meeting.

o Timothy Rankin. Timothy Rankin is Assistant Portfolio Manager of FMA. Mr. Rankin is not the direct owner of any shares of Common Stock but, by virtue of his position as Assistant Portfolio Manager of FMA, may be deemed to be the beneficial owner of all securities of the Company beneficially owned by FMA. Other than his interest as a stockholder of the Company, Mr. Rankin has no direct or indirect interest in any matter to be acted upon at the Company's 2002 annual meeting.

o Bradley Takahashi. Bradley Takahashi is Assistant Vice President of FMA. Mr. Takahashi is not the direct owner of any shares of Common Stock but, by virtue of his position as an officer of FMA, may be deemed to be the beneficial owner of all securities of the Company beneficially owned by FMA. Other than his interest as a stockholder of the Company, Mr. Takahashi has no direct or indirect interest in any matter to be acted upon at the Company's 2002 annual meeting.

o Providence Capital, Inc. Providence is acting solely as financial advisor to Iridian and FMA, and as such is not deemed a "participant" in the solicitation of proxies by Iridian and FMA with respect to the 2002 annual meeting of the Company, as the term "participant" is defined in the proxy rules promulgated by the SEC under the Exchange Act. However, for the information of security holders, the information that would be required to be disclosed regarding Providence if Providence were a "participant" is included below.

     Providence is a corporation engaged in the investment banking and stock brokerage businesses. Providence is the beneficial owner of 149,500 shares of Common Stock. Other than its interest as a stockholder of the Company and in financial advisory fees (including a success fee) payable to it by Iridian and FMA in connection with its services as a financial adviser, Providence has no direct or indirect interest in any matter to be acted upon at the Company's 2002 annual meeting.


In connection with their solicitation of proxies with respect to the 2002 annual meeting of ICN Pharmaceuticals, Inc., Iridian and FMA will file with the SEC and will furnish to security holders of the Company a proxy statement, which security holders are advised to read as it will contain important information. Security holders may obtain a free copy of such proxy statement (when available) and any other relevant documents filed with the SEC, from the website of the SEC at www.sec.gov. Such proxy statement will also, when available, be provided for free to security holders by Iridian and FMA.